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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2001

PHAGE THERAPEUTICS INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	000-31961 Commission File Number	91-1930691 (I.R.S. Employer Identification No.)

19017 120th Avenue NE, Suite 102 Bothell, Washington 98011
(Address of principal executive offices)(Zip Code)

(425) 481-6255
(Registrant's telephone number, including area code)

FORM 8-K/A

PHAGE THERAPEUTICS INTERNATIONAL INC.

Item 4.  Change in Registrant's Certifying Accountant

    The Company is making additional disclosures to the Current Report on Form 8-K filed by the Company on December 4, 2001.

    The Company requested Davidson & Company to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained in Item 4 of the Company's Current Report on Form 8-K filed on December 4, 2001. A copy of that letter, dated December 10, 2001 is filed as Exhibit 16 to this Current Report on Form 8-K/A.

Item 7.  Financial Statements and Exhibits

16	Letter from Davidson & Company regarding change in the Company's accountant.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

PHAGE THERAPEUTICS INTERNATIONAL INC.

	By:	/s/ DARREN PYLOT Darren Pylot Chief Financial Officer (Principal Financial and Accounting Officer)
Dated: December 13, 2001

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INDEX

Exhibit Number	Description of Document
16	Letter from Davidson & Company to Securities and Exchange Commission dated December 10, 2001 pursuant to the requirements of Item 304(a)(3) of Regulation S-K.

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FORM 8-K/A PHAGE THERAPEUTICS INTERNATIONAL INC.
SIGNATURES
INDEX